                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT

                          Dated as of January 29, 2003

                                      Among

               NEW ENGLAND AUDIO CO., INC. and NEA DELAWARE, INC.,
                                  as Borrowers,

                     TWEETER HOME ENTERTAINMENT GROUP, INC.,
            TWEETER HOME ENTERTAINMENT GROUP FINANCING COMPANY TRUST,
                                 THEG USA, L.P.,
                          TWEETER OF CALIFORNIA, INC.,
                              THE VIDEO SCENE INC.,
                               SOUND ADVICE, INC.
                                       and
                          SOUND ADVICE OF ARIZONA INC.,
                                  as Guarantors

                            THE LENDERS PARTY HERETO

                                       and

                              FLEET NATIONAL BANK,
                            as Agent for the Lenders

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         This FIFTH AMENDMENT TO CREDIT AGREEMENT is entered into as of January 29, 2003 by and among NEW ENGLAND AUDIO CO., INC., a Massachusetts corporation ("New England Audio"), and NEA DELAWARE, INC., a Delaware corporation ("NEA Delaware"), (each a "Borrower" and collectively the "Borrowers"), TWEETER HOME ENTERTAINMENT GROUP, INC., a Delaware corporation ("Tweeter"), TWEETER HOME ENTERTAINMENT GROUP FINANCING TRUST, a Massachusetts business trust ("Tweeter Trust"), THEG USA, L.P., a Delaware limited partnership ("THEG"), TWEETER OF CALIFORNIA, INC., a California corporation ("TOC"), THE VIDEO SCENE INC., a California corporation ("TVS"), SOUND ADVICE, INC., a Florida corporation ("Sound Advice"), successor by merger to TWT Acquisition Corp. and SAI Distributors, Inc., and SOUND ADVICE OF ARIZONA INC., a Florida corporation ("SAOA") (Tweeter, Tweeter Trust, THEG, TOC, TVS, Sound Advice and SAOA, each a "Guarantor" and collectively the "Guarantors") (each Borrower and each Guarantor a "Loan Party" and the Borrowers and the Guarantors collectively the "Loan Parties"), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking associations ("Wachovia"), successor by merger to First Union National Bank and FLEET NATIONAL BANK, national banking association, as Agent (the "Agent" and together with Wachovia, the "Lenders").

                                    Recitals

         The Borrowers, the Guarantors, the Lenders and the Agent are parties to a Credit Agreement dated as of June 29, 2001 (as amended, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. An Event of Default has occurred under the Credit Agreement, and the Borrowers, the Agent and the Lenders desire to waive such Event of Default and to amend the Credit Agreement in certain respects, in each case on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Agent hereby agree as follows:

         Section 1. Amendment to Definitions.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Base Rate" and "Compliance Certificate" in their entirety and substituting therefor the following:

                           "Applicable Base Rate" shall mean the Base Rate in
                  effect from time to time plus one-quarter percent (0.25%) per annum.

                           "Compliance Certificate" shall mean a certificate
                  substantially in the form of Exhibit C hereto and acceptable to the Majority Lenders, executed by the chief executive officer or chief financial officer of Tweeter.

                  (b) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto in alphabetical order:

                           "Borrowing Base" shall mean up to sixty percent (60%)
                  of all Eligible Inventory of the Borrowers, less any reserves which the Majority Lenders from time to time determine in their discretion as being appropriate.

                           "Borrowing Base Certificate" shall mean a certificate
                  with respect to the Borrowing Base signed by the chief financial officer of the Borrowers in a form approved by the Majority Lenders.

                           "Eligible Inventory" shall mean the Borrower's
                  inventory of goods held for retail sale which initially and at all times until sold: are new and unused, in first class condition, merchantable and saleable through normal trade channels; are valued at the lower of cost or net realized value; are at a location which has been identified in writing to and approved by the Agent; are subject to a first perfected security interest in favor of the Agent; are owned by the Borrower free and clear of any lien except liens in favor of the Agent and the Lenders and liens which have been subordinated to the liens in favor of the Agent and the Lenders on terms and conditions approved by the Majority Lenders; may be sold without any Person's being subject to the payment or assessment of any federal or state tax; do not constitute scrap, waste, defective goods or the like or obsolete goods; and have not been designated by the Majority Lenders in their sole discretion as unacceptable for any reason by notice to the Borrowers. All inventory, whether or not Eligible Inventory, constitutes collateral for the Lender Obligations.

         Section 2.        Amendments to Credit Agreement.

                  (a) Section 2.1(a) of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

                  Subject to the terms and conditions of this Agreement and so long as there exists no Default, at any time prior to the Revolving Credit Termination Date, each Lender, severally and not jointly, shall make such Revolving Credit Advances to the Borrowers as the Borrowers may from time to time request, by notice to the Agent in accordance with Section 2.2, (i) as to each Lender, in an aggregate amount not to exceed at any time such Lender's Commitment Percentage of the Maximum Revolving Credit Amount, and (ii) as to all Lenders, not to exceed the lesser of (A) the Maximum Revolving Credit Amount and (B) the Borrowing Base in effect at such time, minus (1) outstanding Revolving Credit Advances and (2) the amount available to be drawn under all Letters of Credit.

                  (b) Section 4.1 of the Credit Agreement is hereby amended by deleting paragraph (a) thereof in its entirety and substituting therefor the following:

                           (a) If at any time the sum of the aggregate outstanding principal balance of all Revolving Credit Advances made hereunder plus the amount available to be drawn under all Letters of Credit exceeds the lesser of (i) the

         Maximum Revolving Credit Amount or (ii) the Borrowing Base in effect at such time, the Borrowers, jointly and severally, shall immediately repay to the Agent for the ratable accounts of the Lenders an amount equal to such excess.

         (c) Section 6.1 of the Credit Agreement is hereby amended by deleting paragraph (a) thereof in its entirety and substituting therefor the following:

                  (a) As soon as available, and in any event within (i) thirty (30) days after the end of each month and (ii) forty-five (45) days after the end of each of the first three quarters of each fiscal year of Tweeter, Tweeter shall furnish to the Agent: (A) consolidated and consolidating balance sheets of Tweeter and its Subsidiaries as of the end of such month or quarter and consolidated and consolidating statements of income, shareholders' equity and cash flow of Tweeter and its Subsidiaries for such month or quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such month or quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and (B) a Compliance Certificate.

         (d) Section 6.1 of the Credit Agreement is hereby further amended by adding the following paragraph (c) thereto:

                  (c)      Borrowing Base Certificate.

                           (i) As soon as available and in any event within 5 Business Days after the end of each monthly accounting period (ending on the last day of each calendar month) commencing with January 31, 2003, Tweeter shall furnish to the Agent and the Lenders a Borrowing Base Certificate as of the last day of such monthly accounting period.

                           (ii) Each Borrowing Base Certificate shall have attached to it such additional schedules and/or other information as the Majority Lenders may reasonably request.

                           (iii) Tweeter shall notify the Agent promptly upon becoming aware of any event or condition that could reasonably be expected to have a Material Adverse Effect on the Borrowing Base.

         (e) Section 7.6 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

         ; provided, however, that for the four-quarter period ending March 31, 2003 Tweeter and its Subsidiaries shall earn Consolidated EBITDA of not less than $27,410,000.

         Section 3. Waiver of Covenant Default. The Borrowers hereby represent and warrant that Tweeter and its Subsidiaries earned Consolidated EBITDA of not less than $35,451,000 for the four-quarter period ended December 31, 2002. On the basis of such representation and warranty, the Agent and the Lenders hereby waive the Borrowers' failure to satisfy the requirements of Section 7.6 of the Credit Agreement for the four-quarter period ended December 31, 2002. This waiver is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Credit Agreement or constitute a course of dealing between the parties.

         Section 4. Amendment of Schedule 2. Schedule 2 to the Credit Agreement is hereby deleted in its entirety and the new Schedule 2 attached hereto is substituted therefor as of the date hereof.

         Section 5. Confirmation of Security Interests. The Borrowers and the Guarantors hereby acknowledge, agree and confirm that, without limiting the terms of the Security Documents, the security interests, pledges and mortgages granted under the Security Documents secure the due and punctual payment and performance of all Lender Obligations, including all obligations under the Credit Agreement as amended through the date hereof.

         Section 6. Effectiveness; Conditions to Effectiveness. This Fifth Amendment to Credit Agreement shall become effective as of January 29, 2003 upon
(a) execution hereof by the Borrowers, the Guarantors, the Lenders and the Agent and (b) receipt by Agent, on behalf of the Lenders, of an amendment fee in the amount of $20,000 to be paid to the Lenders pro rata.

         Section 7. Representations and Warranties; No Default. The Loan Parties hereby confirm to the Lenders and the Agent the representations and warranties of the Loan Parties set forth in Article 5 of the Credit Agreement as of the date hereof after giving effect hereto, as if set forth herein in full (except that the references in Article 5 of the Credit Agreement to the 2000 Financial Statements shall be deemed to refer to the most recent annual audited consolidated financial statements of Tweeter and its Subsidiaries furnished to the Agent). The Loan Parties hereby certify that, after giving effect hereto, no Default exists under the Credit Agreement.

         Section 8. Miscellaneous. The Loan Parties agree, jointly and severally, to pay on demand all the Agent's fees and reasonable expenses in preparing, executing and delivering this Fifth Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin Procter LLP. This Fifth Amendment to Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts without regard to principles relating to choice of law.

                           [INTENTIONALLY LEFT BLANK]


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

         IN WITNESS WHEREOF, the Borrowers, the Guarantors, the Lender and the Agent have caused this Fifth Amendment to the Credit Agreement to be executed under seal by their duly authorized officers as of the date first set forth above.

                                        NEW ENGLAND AUDIO CO., INC.

                                        By:
                                           -------------------------------------
                                           Name:  Joseph McGuire
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                        NEA DELAWARE, INC.

                                        By:
                                           -------------------------------------
                                           Name:  Joseph McGuire
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                        TWEETER HOME ENTERTAINMENT GROUP, INC.

                                        By:
                                           -------------------------------------
                                           Name:  Joseph McGuire
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                        TWEETER HOME ENTERTAINMENT
                                        GROUP FINANCING COMPANY TRUST

                                        By:
                                           -------------------------------------
                                           Name:  Joseph McGuire
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                               THEG USA, L.P.



                               By:  New England Audio Co., Inc., General Partner

                               By:
                                  -----------------------------------------
                                  Name:  Joseph McGuire
                                  Title: Senior Vice President and
                                         Chief Financial Officer

                               TWEETER OF CALIFORNIA, INC.

                               By:
                                  -----------------------------------------
                                  Name:  Joseph McGuire
                                  Title: Senior Vice President and
                                         Chief Financial Officer

                               THE VIDEO SCENE INC.

                               By:
                                  -----------------------------------------
                                  Name:  Joseph McGuire
                                  Title: Senior Vice President and
                                         Chief Financial Officer

                               SOUND ADVICE, INC.

                               By:
                                  -----------------------------------------
                                  Name:  Joseph McGuire
                                  Title: President

                               SOUND ADVICE OF ARIZONA INC.

                               By:
                                  -----------------------------------------
                                  Name:  Joseph McGuire
                                  Title: President

                               FLEET NATIONAL BANK, as Agent

                               By:
                                  -----------------------------------------
                                  Name:  Mary M. Barcus
                                  Title: Senior Vice President


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

                               FLEET NATIONAL BANK

                               By:
                                  -----------------------------------------
                                  Name:  Mary M. Barcus
                                  Title: Senior Vice President

                               WACHOVIA BANK, NATIONAL ASSOCIATION

                               By:
                                  -----------------------------------------
                                  Name   William F. Fox
                                  Title: Vice President

                                   SCHEDULE 2

                                Pricing Schedule

         The Eurodollar Rate Margin and the Applicable Commitment Fee on any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:

        STATUS                   LEVEL I     LEVEL II     LEVEL III     LEVEL IV
Eurodollar Rate Margin             1.75        2.00         2.25          2.50
Commitment Fee                     0.25        0.25         0.375        0.375

         For purposes of this Schedule, the following terms have the following meanings:

         "Level I Status" exists at any date if, at such date, the Applicable Leverage Ratio is less than 1.50-to-1.00 and no Default exists.

         "Level II Status" exists at any date if, at such date, the Applicable Leverage Ratio is equal to or greater than 1.50-to-1.00 and less than 2.00-to-1.00 and no Default exists.

         "Level III Status" exists at any date if, at such date, the Applicable Leverage Ratio is equal to or greater than 2.00-to-1.00 and less than 2.50-to-1.00 and no Default exists.

         "Level IV Status" exists at any date if, at such date, no other Status exists.

         "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status or Level IV Status exists at any date.

         For the period from the Closing Date through the date five Business Days following the Agent's receipt of the financial statements of Tweeter and its Subsidiaries for the period ended June 30, 2001, the Status shall be deemed to be Level I so long as no Default exists. Thereafter, the "Applicable Leverage Ratio" shall be determined on the date five Business Days following the Agent's receipt of the financial statements of Tweeter and its Subsidiaries for the previous fiscal quarter certified by the chief financial officer of Tweeter, commencing with receipt of the financial statements for the fiscal quarter ending June 30, 2001, and shall be equal to the Consolidated Leverage Ratio in effect as of the end of such previous fiscal quarter as reflected on such financial statements.